                                                                 EXHIBIT 10.3.1

           FIFTH AMENDMENT TO SPLIT DOLLAR LIFE INSURANCE AGREEMENT

                         COLLATERAL ASSIGNMENT PLAN


     This Amendment relates to that certain Split Dollar Life Insurance Agreement made as of the 13th day of June, 1980 between CITY NATIONAL BANK and THE GOLDSMITH 1980 INSURANCE TRUST (the "Agreement") and shall hereby amend paragraph 7 thereof to provide that the Agreement shall terminate on May 15, 1998.

     Except as amended by the foregoing, the Agreement shall remain in full force and effect and without any other change.

     The Agreement is made and agreed to as of this 15th day of May, 1995.


THE GOLDSMITH 1980 INSURANCE TRUST            CITY NATIONAL BANK

By  /s/ BRUCE LEIGH GOLDSMITH                 By  /s/ RICHARD SHEEHAN, JR.
   ----------------------------------            -----------------------------
    Bruce Leigh Goldsmith
          Trustee                             Its  Senior Vice President
                                                  ----------------------------


By  /s/ RUSSELL DAVID GOLDSMITH
   ----------------------------------
    Russell David Goldsmith
           Trustee



CITY NATIONAL BANK


By  /s/ GREG CUSTER
   ----------------------------------
    Greg Custer, Assistant Trust Officer
        Trustee